UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 19, 2019
_____________________________________________________
LEE ENTERPRISES, INCORPORATED
 (Exact name of Registrant as specified in its charter)
_______________________________________________________________________

Delaware (State of Incorporation)	1-6227 (Commission File Number)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa  52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for  complying with any new or revised financial  accounting  standards provided  pursuant to Section 13(a) of the Exchange Act.                 [  ]

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On September 19, 2019, the Board of Directors (the “Board”) of Lee Enterprises, Incorporated appointed Megan Liberman to the Nominating and Corporate Governance Committee of the Board, effective immediately.  As previously disclosed, Ms. Liberman was elected a director, effective June 26, 2019, by the Board.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
LEE ENTERPRISES, INCORPORATED
/s/ Timothy R. Millage

Date: September 24, 2019	By:
Timothy R. Millage
Vice President, Chief Financial Officer,
and Treasurer